Exhibit 99.2

CHARLES RIVER ASSOCIATES (CRA)
THIRD QUARTER FISCAL YEAR 2023
EARNINGS ANNOUNCEMENT
PREPARED CFO REMARKS
CRA is providing these prepared remarks by CFO Dan Mahoney in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.
As previously announced, the conference call will be held November 2, 2023 at 10:00 a.m. ET. These prepared remarks will not be read on the call.
Q3 Fiscal 2023 Summary (Quarter ended September 30, 2023)
•Revenue: $147.6 million
•Net income: $8.6 million, or 5.8% of revenue; non-GAAP net income: $8.0 million, or 5.4% of revenue
•Net income per diluted share: $1.21; non-GAAP net income per diluted share: $1.13
•Operating margin and non-GAAP operating margin: 7.3%
•Non-GAAP EBITDA: $13.8 million, or 9.3% of revenue
•Effective tax rate: 18.3%; non-GAAP effective tax rate: 18.0%
•Utilization: 66%
•Consultant headcount at the end of Q3 of fiscal 2023: 1,014, which consists of 155 officers, 529 other senior staff and 330 junior staff
•Cash and cash equivalents: $27.6 million at September 30, 2023
•Revolving credit facility borrowing capacity: $163.5 million at September 30, 2023

Revenue
For Q3 of fiscal 2023, revenue was $147.6 million, compared with revenue of $148.4 million for Q3 of fiscal 2022.
Headcount
The following table outlines CRA’s consultant headcount at the end of the stated quarters:

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
Officers	155	156	158	149	146
Other Senior Staff	529	522	535	496	481
Junior Staff	330	293	279	294	284
Total	1,014	971	972	939	911
Utilization
For Q3 of fiscal 2023, companywide utilization was 66%, compared with 74% for Q3 of fiscal 2022.
Client Reimbursables
For Q3 of fiscal 2023, client reimbursables were $17.9 million, or 12.2% of revenue, compared with $15.0 million, or 10.1% of revenue, for Q3 of fiscal 2022.

Selling, General and Administrative (SG&A) Expenses
For Q3 of fiscal 2023, SG&A expenses were $27.9 million, or 18.9% of revenue, compared with $28.2 million, or 19.0% of revenue, for Q3 of fiscal 2022. Commissions to non-employee experts are included in SG&A expenses. These commissions represented approximately 2.4% of revenue for Q3 of fiscal 2023, compared with 3.2% in Q3 of fiscal 2022. Excluding these commissions, SG&A expenses were 16.5% of revenue for Q3 of fiscal 2023, compared with 15.8% in Q3 of fiscal 2022.

	Fiscal Quarter Ended
$ in 000’s	September 30, 2023	As a % of Revenue	October 1, 2022	As a % of Revenue
SG&A expenses	$27,919	18.9%	$28,246	19.0%
Less: commissions to non-employee experts	3,607	2.4%	4,773	3.2%
SG&A expenses excluding commissions	$24,312	16.5%	$23,473	15.8%
Depreciation & Amortization
For Q3 of fiscal 2023, depreciation and amortization expenses amounted to $2.9 million, or 2.0% of revenue, compared with $3.0 million, or 2.0% of revenue, for Q3 of fiscal 2022.
Forgivable Loan Amortization
For Q3 of fiscal 2023, forgivable loan amortization was $8.7 million, or 5.9% of revenue, compared with $8.8 million, or 6.0% of revenue, for Q3 of fiscal 2022.
Share-Based Compensation Expense
For Q3 of fiscal 2023, share-based compensation expense was approximately $0.9 million, or 0.6% of revenue, compared with $1.5 million, or 1.0% of revenue, for Q3 of fiscal 2022.
Operating Income
For Q3 of fiscal 2023, operating income was $10.8 million, or 7.3% of revenue, compared with operating income of $14.9 million, or 10.0% of revenue, for Q3 of fiscal 2022. Non-GAAP operating income was $10.8 million, or 7.3% of revenue, for Q3 of fiscal 2023, compared with $14.9 million, or 10.1% of revenue, for Q3 of fiscal 2022.

	Fiscal Quarter Ended
$ in 000’s	September 30, 2023	As a % of Revenue	October 1, 2022	As a % of Revenue
Income from operations	$10,793	7.3%	$14,894	10.0%
Adjustments needed to reconcile GAAP income from operations to non-GAAP income from operations:
Non-cash valuation change in contingent consideration	16	—%	—	—%
Acquisition-related costs	—	—%	30	—%
Non-GAAP income from operations	$10,809	7.3%	$14,924	10.1%
Interest Income (Expense), net
For Q3 of fiscal 2023, net interest expense was $1.0 million, or 0.7% of revenue, compared with net interest expense of $0.7 million, or 0.4% of revenue, for Q3 of fiscal 2022.
Foreign Currency Gains (Losses), net
For Q3 of fiscal 2023, net foreign currency gains were $0.8 million, or 0.5% of revenue, compared with net foreign currency gains of $1.7 million, or 1.1% of revenue, for Q3 of fiscal 2022.
Foreign currency gains (losses), net, is comprised of net gains and losses on foreign denominated transactions and the revaluation of working capital balances.
Income Taxes
The following table outlines CRA’s income tax provision recorded and the resulting effective tax rates:

	GAAP		Non-GAAP
	Fiscal Quarter Ended		Fiscal Quarter Ended
$ in 000’s	September 30, 2023	October 1, 2022	September 30, 2023	October 1, 2022
Tax Provision	$1,927	$4,017	$1,761	$3,688
Effective Tax Rate	18.3%	25.3%	18.0%	25.9%

	Fiscal Quarter Ended
$ in 000’s	September 30, 2023	As a % of Revenue	October 1, 2022	As a % of Revenue
Income before provision for income taxes	$10,523	7.1%	$15,894	10.7%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Non-cash valuation change in contingent consideration	16	—%	—	—%
Acquisition-related costs	—	—%	30	—%
Foreign currency (gains) losses, net	(755)	(0.5)%	(1,667)	(1.1)%
Non-GAAP income before provision for income taxes	$9,784	6.6%	$14,257	9.6%

GAAP provision for income taxes	$1,927		$4,017
Tax effect on non-GAAP adjustments	(166)		(329)
Non-GAAP provision for income taxes	$1,761		$3,688
Net Income
For Q3 of fiscal 2023, net income was $8.6 million, or 5.8% of revenue, or $1.21 per diluted share, compared with net income of $11.9 million, or 8.0% of revenue, or $1.63 per diluted share, for Q3 of fiscal 2022. Non-GAAP net income for Q3 of fiscal 2023 was $8.0 million, or 5.4% of revenue, or $1.13 per diluted share, compared with $10.6 million, or 7.1% of revenue, or $1.45 per diluted share, for Q3 of fiscal 2022.
Non-GAAP EBITDA
For Q3 of fiscal 2023, non-GAAP EBITDA was $13.8 million, or 9.3% of revenue, compared with $18.0 million, or 12.1% of revenue, for Q3 of fiscal 2022.
Constant Currency Basis
For Q3 of fiscal 2023, revenue was $147.6 million, and net income was $8.6 million, or 5.8% of revenue, or $1.21 per diluted share. On a constant currency basis relative to Q3 of fiscal 2022, Q3 of fiscal 2023 revenue would have been lower by $1.8 million to $145.8 million, GAAP net income would have been lower by $0.2 million to $8.4 million, or 5.8% of revenue, and earnings per diluted share would have decreased by $0.03 to $1.18 per diluted share.
For Q3 of fiscal 2023, revenue was $147.6 million, and non-GAAP net income was $8.0 million, or 5.4% of revenue, or $1.13 per diluted share. On a constant currency basis relative to Q3 of fiscal 2022, Q3 of fiscal 2023 revenue would have been lower by $1.8 million to $145.8 million, non-GAAP net income would have been lower by $0.2 million to $7.8 million, or 5.3% of revenue, non-GAAP earnings per diluted share would have decreased by $0.03 to $1.10 per diluted share, and non-GAAP EBITDA would have been lower by $0.4 million to $13.4 million, or 9.2% of revenue.
A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.
Key Balance Sheet Metrics
Billed and unbilled receivables at September 30, 2023 were $193.3 million, compared with $208.9 million at October 1, 2022. Current liabilities at September 30, 2023 were $224.2 million, compared with $231.0 million at October 1, 2022.
Total Days Sales Outstanding, or DSO, for Q3 of fiscal 2023 was 114 days, consisting of 72 days of billed and 42 days of unbilled. This compares with 123 days reported for Q3 of fiscal 2022, consisting of 77 days of billed and 46 days of unbilled.
Cash and Cash Flow
Cash and cash equivalents was $27.6 million at September 30, 2023, compared with $24.1 million at October 1, 2022.
Net cash provided by operating activities for Q3 of fiscal 2023 was $65.0 million, compared with net cash provided by operating activities of $43.8 million for Q3 of fiscal 2022.
As of September 30, 2023, outstanding borrowings under CRA’s revolving credit facility amounted to $32.0 million. At October 1, 2022, outstanding borrowings under CRA’s revolving credit facility amounted to $45.0 million.
Capital expenditures totaled $0.7 million for Q3 of fiscal 2023, compared with $0.9 million for Q3 of fiscal 2022.
CRA did not repurchase any shares under the share repurchase program during Q3 of fiscal 2023. During Q3 of fiscal 2022, approximately 52,000 shares of common stock were repurchased for $5.0 million.

A quarterly cash dividend of $0.36 per common share, for total dividends and dividend equivalents of $2.5 million, was paid in Q3 of fiscal 2023, compared with a quarterly cash dividend of $0.31 per common share, for total dividends and dividend equivalents of $2.2 million paid in Q3 of fiscal 2022.
GAAP Condensed Consolidated Statement of Cash Flows
CRA has derived the condensed consolidated statement of cash flow data for the years ended December 31, 2022 and January 1, 2022 from its audited financial statements appearing on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission on March 2, 2023. The condensed consolidated statement of cash flow data for the first, second, and third quarters of fiscal year 2022 and the first, second, and third quarters of fiscal year 2023 have been derived from CRA’s unaudited financial statements appearing on Form 10-Q for each of the respective fiscal quarters as well as the consolidated statements of cash flows appearing on Form 10-K for the fiscal years ended December 31, 2022 and January 1, 2022 and have been prepared on the same basis as CRA’s audited financial statements.

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2023	2023	2023	2023	2022
Net cash provided by (used in) operating activities	$60,109	$64,952	$5,072	$(70,051)	$60,136
Net cash used in investing activities	(7,566)	(733)	(720)	(1,132)	(4,981)
Net cash provided by (used in) financing activities	(49,602)	(50,574)	(25,664)	74,848	(48,212)
Effect of foreign exchange rates on cash and cash equivalents	570	(312)	64	407	411
Net increase (decrease) in cash and cash equivalents	$3,511	$13,333	$(21,248)	$4,072	$7,354
Cash and cash equivalents at beginning of period	24,093	14,271	35,519	31,447	24,093
Cash and cash equivalents at end of period	$27,604	$27,604	$14,271	$35,519	$31,447

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2022	2022	2022	2022	2021
Net cash provided by (used in) operating activities	$26,780	$43,797	$(16,974)	$(61,838)	$61,795
Net cash used in investing activities	(14,077)	(932)	(267)	(11,985)	(893)
Net cash provided by (used in) financing activities	(4,913)	(32,840)	(10,011)	52,111	(14,173)
Effect of foreign exchange rates on cash and cash equivalents	(3,362)	(1,553)	(829)	(716)	(264)
Net increase (decrease) in cash and cash equivalents	$4,428	$8,472	$(28,081)	$(22,428)	$46,465
Cash and cash equivalents at beginning of period	19,665	15,621	43,702	66,130	19,665
Cash and cash equivalents at end of period	$24,093	$24,093	$15,621	$43,702	$66,130

Adjusted Net Cash Flows from Operations
Below are the quarterly and last twelve-month reconciliations of GAAP net cash provided by (used in) operating activities for each of the periods presented to non-GAAP adjusted net cash flows from operations. The reconciling items are forgivable loan advances and repayments for each period, which are reported as a component of GAAP net cash provided by (used in) operating activities, along with other non-recurring cash items.

Adjusted Net Cash Flows from Operations	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2023	2023	2023	2023	2022
GAAP net cash provided by (used in) operating activities	$60,109	$64,952	$5,072	$(70,051)	$60,136
Forgivable loan advances	30,859	3,750	750	16,842	9,517
Forgivable loan repayments	(616)	—	—	(616)	—
Other non-recurring cash items (1)	91	—	—	22	69
Adjusted net cash flows from operations	$90,443	$68,702	$5,822	$(53,803)	$69,722

Net revenue	$607,339	$147,553	$161,965	$152,845	$144,976

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	9.9%	44.0%	3.1%	(45.8)%	41.5%
Adjusted net cash flows from operations as a percentage of net revenue	14.9%	46.6%	3.6%	(35.2)%	48.1%

Adjusted Net Cash Flows from Operations	LTM	Q3	Q2	Q1	Q4
($ in 000’s)	Q3 2022	2022	2022	2022	2021
GAAP net cash provided by (used in) operating activities	$26,780	$43,797	$(16,974)	$(61,838)	$61,795
Forgivable loan advances	30,360	3,313	13,354	8,800	4,893
Forgivable loan repayments	(94)	—	(25)	—	(69)
Other non-recurring cash items (1)	233	30	92	111	—
Adjusted net cash flows from operations	$57,279	$47,140	$(3,553)	$(52,927)	$66,619

Net revenue	$580,691	$148,441	$149,102	$148,382	$134,766

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	4.6%	29.5%	(11.4)%	(41.7)%	45.9%
Adjusted net cash flows from operations as a percentage of net revenue	9.9%	31.8%	(2.4)%	(35.7)%	49.4%
(1) Other non-recurring cash items includes acquisition-related costs.
NON-GAAP FINANCIAL MEASURES
In these remarks, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with the following financial measures that were not calculated in accordance with GAAP: non-GAAP net income, non-GAAP net income per share, non-GAAP EBITDA, non-GAAP income from operations (and non-GAAP operating margin), non-GAAP provision for income taxes (and non-GAAP effective tax rate), SG&A expenses excluding commissions and adjusted net cash flows from operations. CRA believes that these non-GAAP financial measures are important to management and investors because these measures supplement the understanding of CRA’s ongoing operating results, financial condition and cash flows. Non-GAAP adjusted net cash flows from operations is used by management to assess CRA’s ability to fund items such as the acquisition of talent, office expansions, debt repayment and distributions to shareholders. In addition, non-GAAP net income and non-GAAP EBITDA are used by CRA in its budgeting process, and the non-GAAP adjustments described below are made to the performance measures for some of CRA’s performance-based compensation.
As used herein, CRA defines non-GAAP EBITDA as net income before interest expense (net), income taxes, and depreciation and amortization further adjusted for the impact of certain items that we do not consider indicative of its core operating performance, such as non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net and related tax effects. Non-GAAP net income, non-GAAP income from operations and non-GAAP provision for income taxes also exclude non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net and related tax effects. The adjustments made to non-GAAP adjusted net cash flows from operations add back forgivable loan issuances, net of repayments, along with other non-recurring cash items. These remarks also present certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in these remarks. EBITDA and the financial measures identified in these remarks as “non-GAAP” are reconciled to their GAAP comparable measures either in these remarks or in the attached financial tables. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
SEPTEMBER 30, 2023 COMPARED TO OCTOBER 1, 2022
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	September 30, 2023	As a % of Revenue	October 1, 2022	As a % of Revenue	September 30, 2023	As a % of Revenue	October 1, 2022	As a % of Revenue
Revenues	$147,553	100.0%	$148,441	100.0%	$462,363	100.0%	$445,925	100.0%
Costs of services (exclusive of depreciation and amortization)	105,894	71.8%	102,267	68.9%	327,064	70.7%	309,403	69.4%
Selling, general and administrative expenses	27,919	18.9%	28,246	19.0%	86,137	18.6%	82,026	18.4%
Depreciation and amortization	2,947	2.0%	3,034	2.0%	8,762	1.9%	9,060	2.0%
Income from operations	10,793	7.3%	14,894	10.0%	40,400	8.7%	45,436	10.2%

Interest expense, net	(1,025)	-0.7%	(667)	-0.4%	(3,212)	-0.7%	(1,343)	-0.3%
Foreign currency gains (losses), net	755	0.5%	1,667	1.1%	(459)	-0.1%	3,566	0.8%
Income before provision for income taxes	10,523	7.1%	15,894	10.7%	36,729	7.9%	47,659	10.7%
Provision for income taxes	1,927	1.3%	4,017	2.7%	9,707	2.1%	12,713	2.9%
Net income	$8,596	5.8%	$11,877	8.0%	$27,022	5.8%	$34,946	7.8%

Net income per share:
Basic	$1.22		$1.66		$3.83		$4.81
Diluted	$1.21		$1.63		$3.78		$4.72

Weighted average number of shares outstanding:
Basic	6,977		7,119		7,026		7,247
Diluted	7,083		7,246		7,138		7,376

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
SEPTEMBER 30, 2023 COMPARED TO OCTOBER 1, 2022
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	September 30, 2023	As a % of Revenue	October 1, 2022	As a % of Revenue	September 30, 2023	As a % of Revenue	October 1, 2022	As a % of Revenue
Revenues	$147,553	100.0%	$148,441	100.0%	$462,363	100.0%	$445,925	100.0%

Net income	$8,596	5.8%	$11,877	8.0%	$27,022	5.8%	$34,946	7.8%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	16	—%	—	—%	52	—%	—	—%
Acquisition-related costs	—	—%	30	—%	22	—%	233	0.1%
Foreign currency (gains) losses, net	(755)	-0.5%	(1,667)	-1.1%	459	0.1%	(3,566)	-0.8%
Tax effect on adjustments	166	0.1%	329	0.2%	(138)	—%	647	0.1%
Non-GAAP net income	$8,023	5.4%	$10,569	7.1%	$27,417	5.9%	$32,260	7.2%

Non-GAAP net income per share:
Basic	$1.14		$1.48		$3.89		$4.44
Diluted	$1.13		$1.45		$3.83		$4.36

Weighted average number of shares outstanding:
Basic	6,977		7,119		7,026		7,247
Diluted	7,083		7,246		7,138		7,376

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
SEPTEMBER 30, 2023 COMPARED TO OCTOBER 1, 2022
(IN THOUSANDS)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	September 30, 2023	As a % of Revenue	October 1, 2022	As a % of Revenue	September 30, 2023	As a % of Revenue	October 1, 2022	As a % of Revenue
Revenues	$147,553	100.0%	$148,441	100.0%	$462,363	100.0%	$445,925	100.0%

Net income	$8,596	5.8%	$11,877	8.0%	$27,022	5.8%	$34,946	7.8%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	16	—%	—	—%	52	—%	—	—%
Acquisition-related costs	—	—%	30	—%	22	—%	233	0.1%
Foreign currency (gains) losses, net	(755)	-0.5%	(1,667)	-1.1%	459	0.1%	(3,566)	-0.8%
Tax effect on adjustments	166	0.1%	329	0.2%	(138)	—%	647	0.1%
Non-GAAP net income	$8,023	5.4%	$10,569	7.1%	$27,417	5.9%	$32,260	7.2%
Adjustments needed to reconcile non-GAAP net income to non-GAAP EBITDA:
Interest expense, net	1,025	0.7%	667	0.4%	3,212	0.7%	1,343	0.3%
Provision for income taxes	1,761	1.2%	3,688	2.5%	9,845	2.1%	12,066	2.7%
Depreciation and amortization	2,947	2.0%	3,034	2.0%	8,762	1.9%	9,060	2.0%
Non-GAAP EBITDA	$13,756	9.3%	$17,958	12.1%	$49,236	10.6%	$54,729	12.3%

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	September 30, 2023	December 31, 2022
Assets
Cash and cash equivalents	$27,604	$31,447
Accounts receivable and unbilled services, net	193,321	194,987
Other current assets	27,777	22,426
Total current assets	248,702	248,860

Property and equipment, net	39,963	45,582
Goodwill and intangible assets, net	101,008	101,510
Right-of-use assets	88,871	96,725
Other assets	60,501	58,240
Total assets	$539,045	$550,917

Liabilities and Shareholders’ Equity
Accounts payable	$24,711	$27,584
Accrued expenses	137,920	155,864
Current portion of lease liabilities	16,193	15,972
Revolving line of credit	32,000	—
Other current liabilities	13,424	17,705
Total current liabilities	224,248	217,125
Non-current portion of lease liabilities	95,406	106,008
Other non-current liabilities	11,433	16,630
Total liabilities	331,087	339,763

Total shareholders’ equity	207,958	211,154
Total liabilities and shareholders’ equity	$539,045	$550,917

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	Fiscal Year-to-Date Period Ended
	September 30, 2023	October 1, 2022
Operating activities:
Net income	$27,022	$34,946
Adjustments to reconcile net income to net cash used in operating activities, net of effect of acquired businesses:
Non-cash items, net	21,542	21,723
Accounts receivable and unbilled services	1,559	(48,853)
Working capital items, net	(50,150)	(42,831)
Net cash used in operating activities	(27)	(35,015)

Investing activities:
Purchases of property and equipment, net	(2,008)	(2,999)
Consideration paid for acquisition, net	(577)	(10,185)
Net cash used in investing activities	(2,585)	(13,184)

Financing activities:
Issuance of common stock, principally stock options exercises	—	760
Borrowings under revolving line of credit	105,000	124,000
Repayments under revolving line of credit	(73,000)	(79,000)
Payments for debt issuance costs	—	(1,008)
Tax withholding payments reimbursed by shares	(2,040)	(1,002)
Cash dividends paid	(7,773)	(6,860)
Repurchase of common stock	(23,577)	(27,630)
Net cash provided by (used in) financing activities	(1,390)	9,260

Effect of foreign exchange rates on cash and cash equivalents	159	(3,098)

Net decrease in cash and cash equivalents	(3,843)	(42,037)
Cash and cash equivalents at beginning of period	31,447	66,130
Cash and cash equivalents at end of period	$27,604	$24,093

Noncash investing and financing activities:
Increase (decrease) in accounts payable and accrued expenses for property and equipment	$(129)	$(201)
Excise tax on share repurchases	$(190)	$—
Right-of-use assets obtained in exchange for lease obligations	$2,503	$2,146
Supplemental cash flow information:
Cash paid for taxes	$9,953	$11,407
Cash paid for interest	$2,904	$1,026
Cash paid for amounts included in operating lease liabilities	$16,660	$15,864